UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03870

Morgan Stanley U.S. Government Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	December 31, 2013

Date of reporting period:	December 31, 2013

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2014 Morgan Stanley

USGANN
807329 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley U.S. Government Securities Trust

Annual Report

December 31, 2013

Morgan Stanley U.S. Government Securities Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	8
Expense Example	10
Portfolio of Investments	12
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	39
Report of Independent Registered Public Accounting Firm	43
U.S. Privacy Policy	44
Trustee and Officer Information	49

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley U.S. Government Securities Trust performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended December 31, 2013

Total Return for the 12 Months Ended December 31, 2013
Class A	Class B	Class L (formerly Class C)	Class I	Barclays Capital U.S. Government/ Mortgage Index[1]	Lipper General U.S. Government Funds Index[2]
–2.10%	–2.20%	–2.50%	–1.98%	–2.10%	–3.68%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

The Fund's Distributor has agreed to reduce the 12b-1fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waiver when it deems such action is appropriate.

Market Conditions

Economic growth in the U.S. remained slow as year-over-year gross domestic product (GDP) growth was 2 percent (as of the most recently reported quarter, September 30, 2013) and inflation stayed on the lower side as well. There was some improvement in the labor market, as job growth was strong despite the headwinds from fiscal tightening in 2013. The unemployment rate dropped from 7.9 percent at the end of 2012 to 6.7 percent during the course of the year, although it was partly due to a decline in the labor force participation rate.

Given the weaker-than-expected economic conditions in 2013, the Federal Open Market Committee (FOMC) continued to use various easing policies, which included monthly asset purchases known as quantitative easing and extending the timeline to keep the target federal funds rate on hold until the unemployment rate falls to an acceptable level. In December, the Federal Reserve (Fed) announced that it would gradually begin to taper asset purchases starting in January 2014. Monthly purchases of agency mortgage-backed securities will be reduced from $40 billion to $35 billion and Treasuries from $45 billion to $40 billion. The Fed expects that labor market conditions will continue to improve and that inflation will return to the long-term target of 2 percent. Accordingly, the Fed anticipates that it will reduce the amount of asset purchases gradually at future meetings if economic conditions remain favorable. At the same time, the Fed strengthened its forward guidance by saying it expects the federal funds rate to stay low well past its unemployment threshold of 6.5 percent, especially if inflation remains below its 2 percent target.

Treasury yields increased over the period and the short-to-intermediate part of the yield curve steepened, as 2-, 5-, 10- and 30-year Treasury rates ended the period 13, 102, 127 and 102 basis points higher, respectively.

The U.S. housing market made solid gains, benefiting from the favorable low rate environment. Interest rate increases over the summer did, however, reduce purchase activity. The primary mortgage rate ended the period at 4.48 percent, up from lows of 3.37 percent earlier in the year. The most recent S&P/Case-Shiller Home Price Index number was up roughly 13 percent from a year prior.

Rising home prices are indicative of a housing recovery, although the pace is not expected to continue.

The fixed-rate agency mortgage sector's performance was mixed. Concerns about the Fed's tapering of mortgage purchases led to strong underperformance in the sector earlier in the year. However, later in the year, performance was more variable across mortgages as the Fed did not start tapering in 2013. Prepayments slowed down considerably towards the end of the period, as the increase in rates led to a large decrease in refinancing activity.

Performance Analysis

Morgan Stanley U.S. Government Securities Trust Class I shares outperformed, Class A shares performed in line with, and Class B and Class L shares underperformed the Barclays Capital U.S. Government/Mortgage Index (the "Index"), and all share classes outperformed the Lipper General U.S. Government Funds Index for the 12 months ended December 31, 2013, assuming no deduction of applicable sales charges.

The Fund's positioning in the securitized sector was beneficial to performance. This was primarily from an allocation to interest only (IO), inverse interest only (IIO) and commercial mortgage backed securities. An overweight to lower coupon, fixed rate agency mortgages in the first half of the year detracted from returns. An allocation to taxable municipal securities also helped as yield spreads in this sector tightened during the year. Security selection in the agency debt sector hurt performance slightly.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 12/31/13
Agency Fixed Rate Mortgages	31.4%
U.S. Treasury Securities	14.3
Collateralized Mortgage Obligations — Agency Collateral Series	13.3
Short-Term Investments	11.1
Municipal Bonds	6.6
Sovereign	5.9
Commercial Mortgage-Backed Securities	5.5
Asset-Backed Securities	4.2
U.S. Agency Securities	3.8
Agency Bonds — Consumer Discretionary (U.S. Government Guaranteed)	1.5
Agency Bond — Sovereign (U.S. Government Guaranteed)	1.1
Agency Adjustable Rate Mortgages	0.8
Mortgages — Other	0.3
Agency Bond — Banking (FDIC Guaranteed)	0.2

+  Does not include open long futures contracts with an underlying face amount of $120,667,938 with total unrealized depreciation of $736,568. Does not include open swap agreements with net unrealized appreciation of $8,549,832.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 80 percent of its net assets in a portfolio of U.S. government securities. In making investment decisions, the Fund's "Adviser," Morgan Stanley Investment Management Inc., considers economic developments, interest rate trends and other factors. The U.S. government securities that the Fund may purchase include: U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government; securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States; securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury; securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality; and securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. The Fund's investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on

Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A‡‡
Over 10 Years

‡‡  The Fund previously disclosed the performance of Class B shares. However, Class B shares are closed to new investments. The graph now shows Class A shares which remain open to new investments.

Average Annual Total Returns—Period Ended December 31, 2013 (unaudited)
Symbol	Class A Shares* (since 07/28/97) USGAX		Class B Shares** (since 06/29/84) USGBX		Class L Shares† (since 07/28/97) USGCX		Class I Shares†† (since 07/28/97) USGDX
1 Year	–2.10 –6.25[4]	%[3]	–2.20 –6.97[4]	%[3]	–2.50 –2.50[4]	%[3]	–1.98 —%[3]
5 Years	3.10[3] 2.20[4]		3.10[3] 2.75[4]		2.61[3] 2.61[4]		3.35[3] —
10 Years	2.90[3] 2.46[4]		2.94[3] 2.94[4]		2.39[3] 2.39[4]		3.15[3] —
Since Inception	4.18[3] 3.91[4]		5.93[3] 5.93[4]		3.70[3] 3.70[4]		4.43[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sale charges.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Share Class Arrangements" of the Prospectus for more information.

†  Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% CDSC. The CDSC on Class L shares was eliminated effective February 25, 2013.

††  Class I has no sales charge.

(1)  The Barclays Capital U.S. Government/Mortgage Index includes Treasuries, government-related issues, and agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper General U.S. Government Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on December 31, 2013.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/13 – 12/31/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/13	12/31/13	07/01/13 – 12/31/13
Class A
Actual (0.21% return)	$1,000.00	$1,002.10	$4.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.77	$4.48
Class B
Actual (0.11% return)	$1,000.00	$1,001.10	$4.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33
Class L@@
Actual (–0.05% return)	$1,000.00	$999.50	$5.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.90
Class I
Actual (0.33% return)	$1,000.00	$1,003.30	$3.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.98	$3.26

  @  Expenses are equal to the Fund's annualized expense ratios of 0.88%, 0.85%, 1.16% and 0.64% for Class A, Class B, Class L and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expense, the annual expense ratios would have been 0.89%, 0.87%, 1.16% and 0.65% for Class A, Class B, Class L and Class I shares, respectively.

  @@  Effective February 25, 2013, Class C shares were renamed Class L shares.

    The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2013

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (0.9%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$795		2.414%	11/01/36	$848,642
1,434		2.53	10/01/36	1,527,382
696		2.931	01/01/38	736,899
3,143	Federal National Mortgage Association, Conventional Pool	2.336	05/01/35	3,339,889
	Total Agency Adjustable Rate Mortgages (Cost $6,399,355)			6,452,812
	Agency Bond - Banking (FDIC Guaranteed) (0.3%)
2,080	NCUA Guaranteed Notes (Cost $2,077,109)	1.40	06/12/15	2,112,094
	Agency Bonds - Consumer Discretionary (U.S. Government Guaranteed) (1.6%)
7,451	Amal Ltd. (Cayman Islands)	3.465	08/21/21	7,863,544
4,083	Safina Ltd.	2.00	12/30/23	3,983,314
	Total Agency Bonds - Consumer Discretionary (U.S. Government Guaranteed) (Cost $11,534,772)			11,846,858
	Agency Bond - Sovereign (U.S. Government Guaranteed) (1.3%)
9,500	Hashemite Kingdom of Jordan Government AID Bond (Cost $9,500,000)	2.503	10/30/20	9,319,206
	Agency Fixed Rate Mortgages (34.7%)
	Federal Home Loan Mortgage Corporation, Gold Pools:
1,845		3.50	08/01/42	1,836,569
16,053		4.00	12/01/41 - 11/01/42	16,406,280
7,786		5.00	10/01/35 - 01/01/40	8,439,800
2,593		5.50	11/01/39	2,847,945
1,345		6.00	07/01/38	1,485,288
202		6.50	03/01/29 - 09/01/32	225,182
707		7.50	05/01/35	814,983
423		8.00	08/01/32	498,921
465		8.50	08/01/31	570,272
	Federal National Mortgage Association, Conventional Pools:
24,315		3.50	12/01/42	24,003,964
27,336		4.00	11/01/41 - 07/01/43	28,203,382
17,018		4.50	01/01/25 - 07/01/41	18,085,467

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$15,090		5.00%		05/01/35 - 02/01/41	$16,460,858
14,161		5.50		03/01/35 - 08/01/38	15,595,289
156		6.50		06/01/29 - 02/01/33	175,484
2		7.00		05/01/31	2,790
1,163		7.50		08/01/37	1,364,237
896		8.00		04/01/33	1,048,727
822		8.50		10/01/32	989,591
	February TBA:
7,430	(a)	3.00		02/01/29	7,567,281
7,290	(a)	3.50		02/01/29	7,606,375
	March TBA:
24,110	(a)	4.50		03/01/44	25,391,785
12,833	(a)	5.00		03/01/44	13,858,640
	Government National Mortgage Association, March TBA:
23,850	(a)	3.50		03/20/44	23,914,284
	Various Pools:
1,639		3.50		12/15/41 - 02/20/43	1,657,867
5,730		4.00		10/20/41 - 11/20/42	5,969,053
4,397		6.00		03/15/26 - 09/20/34	4,917,355
868		6.50		03/15/14 - 04/15/19	881,812
278		7.00		03/20/26 - 07/20/29	325,035
8,898		7.50		11/15/32	10,407,598
2,314		8.00		06/15/16 - 08/15/31	2,479,609
3,630		8.50		07/15/30	4,179,558
1,861		9.00		11/15/15 - 02/15/25	1,914,939
1,381		9.50		02/15/16 - 12/15/20	1,424,107
1,685		10.00		07/15/15 - 11/15/20	1,720,493
10		12.25		02/15/15 - 06/15/15	9,642
	Total Agency Fixed Rate Mortgages (Cost $252,972,295)				253,280,462
	Asset-Backed Securities (4.6%)
579	Enterprise Fleet Financing LLC (b)	1.62		05/20/17	580,647
840	Invitation Homes 2013-SFR1 Trust (b)	1.314	(c)	12/17/30	841,953
253	Mercedes-Benz Auto Receivables Trust	0.85		03/16/15	252,793
349	Nationstar Agency Advance Funding Trust (b)	1.892		02/18/48	340,139
	North Carolina State Education Assistance Authority
2,275		1.038	(c)	07/25/25	2,278,549
3,400		1.138	(c)	01/26/26	3,418,462

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$4,113	North Texas Higher Education Authority, Inc.	1.348	(c)%	04/01/40	$4,179,599
825	Panhandle-Plains Higher Education Authority, Inc.	1.197	(c)	07/01/24	826,300
5,395	PFS Financing Corp., Class A (b)	1.667	(c)	10/17/16	5,418,735
	Small Business Administration Participation Certificates
3,849		2.42		06/01/32	3,662,413
8,970		2.67		04/01/32	8,645,418
3,368	United States Small Business Administration	2.245		09/10/22	3,263,813
	Total Asset-Backed Securities (Cost $34,119,164)				33,708,821
	Collateralized Mortgage Obligations - Agency Collateral Series (14.7%)
	Federal Home Loan Mortgage Corporation
4,019		1.883		05/25/19	3,938,413
2,665		2.086		03/25/19	2,643,508
3,265		2.355		07/25/22	3,032,745
10,125		2.373		05/25/22	9,465,356
4,700		2.682		10/25/22	4,459,891
5,560		2.699		05/25/18	5,750,185
5,595		2.789		01/25/22	5,440,354
3,700		3.154		02/25/18	3,885,315
4,000		3.32	(c)	02/25/23	3,964,462
5,125		3.871		04/25/21	5,389,901
35,124	IO	0.665	(c)	01/25/21	1,182,411
23,621	IO PAC REMIC	6.303	(c)	06/15/40	4,005,400
	IO REMIC
15,292		5.833	(c)	11/15/43	2,128,939
11,710		5.883	(c)	04/15/39	2,140,834
3,474	REMIC	3.50		12/15/42	2,933,831
	Federal National Mortgage Association
2,123		0.595		08/25/15	2,119,611
1,720		3.763		06/25/21	1,787,825
27,705	IO	6.225	(c)	09/25/20	6,548,087
	IO REMIC
33,146		3.50		02/25/39	6,234,066
18,240		5.835	(c)	08/25/42	3,645,123
20,975		6.385	(c)	08/25/41	4,980,436
8,675		6.435	(c)	09/25/38	1,703,301
1,616	REMIC	9.27	(c)(d)	10/25/41	1,570,898

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Government National Mortgage Association, IO
$10,950		3.50%		05/20/43	$2,612,199
2,004		5.00		02/16/41	467,916
22,510		5.833	(c)	02/16/41	4,262,091
14,312		5.883	(c)	11/16/40	2,807,233
26,028		5.933	(c)	07/16/33	3,829,773
10,989		5.983	(c)	06/20/43	1,823,086
13,365		6.433	(c)	04/16/41	2,755,376
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $96,886,694)				107,508,566
	Commercial Mortgage-Backed Securities (6.0%)
1,853	BWAY Mortgage Trust (b)	2.809		03/10/33	1,774,853
2,593	CGBAM Commercial Mortgage Trust (b)	1.267	(c)	05/15/30	2,597,792
	Citigroup Commercial Mortgage Trust
1,268	(See Note 6)	2.11		01/12/18	1,272,758
13,450	IO	1.559	(c)	11/10/46	1,158,899
	COMM Mortgage Trust
811	(b)	1.873		04/12/35	779,338
2,410		3.213		03/10/46	2,308,316
2,432		3.282		01/10/46	2,303,930
12,739	IO	1.473	(c)	08/10/46	1,042,017
	GS Mortgage Securities Corp. II
2,730	(b)	1.018	(c)	11/08/29	2,719,743
14,569	IO	1.569	(c)	11/10/46	1,279,382
	JP Morgan Chase Commercial Mortgage Securities Trust
2,095		4.171		08/15/46	2,205,836
3,400	(b)	4.388		07/15/46	3,614,538
	JPMBB Commercial Mortgage Securities Trust
2,730		3.664		07/15/45	2,704,128
	IO
35,460		1.102	(c)	01/15/47	2,472,658
10,911		1.621	(c)	11/15/45	887,926
2,023	Queens Center Mortgage Trust (b)	3.275		01/11/37	1,854,453

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	WF-RBS Commercial Mortgage Trust
$3,145		3.001%		05/15/45	$2,954,389
5,645	(b)	4.869	(c)	02/15/44	6,156,767
	IO
18,069		0.717	(c)	08/15/46	764,708
18,065		1.159	(c)	03/15/46	1,189,716
21,860		1.621	(c)	12/15/46	2,038,717
	Total Commercial Mortgage-Backed Securities (Cost $44,602,886)				44,080,864
	Mortgages - Other (0.3%)
1,847	FDIC Guaranteed Notes Trust (b)	0.719	(c)	02/25/48	1,851,278
344	Wells Fargo Mortgage Backed Securities Trust	2.503	(c)	10/25/33	345,925
	Total Mortgages - Other (Cost $2,193,699)				2,197,203
	Municipal Bonds (7.3%)
3,615	Bay Area Toll Authority	6.263		04/01/49	4,353,002
3,875	City of New York, NY, Series G-1	5.968		03/01/36	4,378,324
3,060	City of San Francisco, CA, Public Utilities Commission Water Revenue	6.00		11/01/40	3,456,056
5,980	Los Angeles Unified School District	5.75		07/01/34	6,604,073
1,450	Metropolitan Transportation Authority	6.668		11/15/39	1,716,873
6,245	Missouri Highway & Transportation Commission	5.445		05/01/33	6,798,744
	Municipal Electric Authority of Georgia
1,760		6.637		04/01/57	1,860,038
3,085		6.655		04/01/57	3,237,522
1,360	New Jersey Transportation Trust Fund Authority	6.561		12/15/40	1,599,061
3,625	New York City, NY, Transitional Finance Authority Future Tax Secured Revenue	5.267		05/01/27	3,899,376
3,000	New York State Dormitory Authority	5.628		03/15/39	3,318,990
4,500	State Board of Administration Finance Corp., Series A	1.298		07/01/16	4,493,070
2,575	State of Oregon Department of Transportation	5.834		11/15/34	2,973,661

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	State of Washington
$2,440		5.09%	08/01/33	$2,548,092
1,580		5.481	08/01/39	1,690,142
	Total Municipal Bonds (Cost $49,024,174)			52,927,024
	Sovereign (6.5%)
29,130	Egypt Government AID Bonds	4.45	09/15/15	31,110,228
14,175	Israel Government AID Bond	5.50	09/18/23	16,397,031
	Total Sovereign (Cost $44,158,564)			47,507,259
	U.S. Agency Securities (4.2%)
	Private Export Funding Corp.
5,300		1.45	08/15/19	5,047,932
6,960		4.30	12/15/21	7,573,900
	Tennessee Valley Authority
6,935		5.25	09/15/39	7,428,564
8,085		7.125	05/01/30	10,596,888
	Total U.S. Agency Securities (Cost $29,632,501)			30,647,284
	U.S. Treasury Securities (15.8%)
19,000	U.S. Treasury Bond	3.00	05/15/42	15,939,214
	U.S. Treasury Notes
25,800		0.375	01/15/16	25,791,950
40,600		0.875	12/31/16	40,695,167
32,000	(e)	1.875	09/30/17	32,823,744
	Total U.S. Treasury Securities (Cost $116,541,504)			115,250,075
	Short-Term Investments (12.3%)
	U.S. Treasury Securities (7.5%)
	U.S. Treasury Bills
39,000	(f)	0.036	03/20/14	38,995,398
7,500	(f)	0.056	03/20/14	7,499,115
8,000	(f)	0.061	05/29/14	7,998,248
	Total U.S. Treasury Securities (Cost $54,494,175)			54,492,761

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2013 continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (4.8%)
34,910	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 6) (Cost $34,909,899)		$34,909,899
	Total Short-Term Investments (Cost $89,404,074)		89,402,660
	Total Investments (Cost $789,046,791) (g)	110.5%	806,241,188
	Liabilities in Excess of Other Assets	(10.5)	(76,384,845)
	Net Assets	100.0%	$729,856,343

  AID  Agency for International Development.

  FDIC  Federal Deposit Insurance Corporation.

  IO  Interest Only.

  NCUA  National Credit Union Administration.

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  TBA  To Be Announced.

  (a)  Security is subject to delayed delivery.

  (b)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2013.

  (d)  Inverse Floating Rate Security - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2013.

  (e)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (f)  Rate shown is the yield to maturity at December 31, 2013.

  (g)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2013 continued

Futures Contracts Open at December 31, 2013:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED DEPRECIATION
390	Long	U.S. Treasury 2 yr. Note, Mar-14	$85,726,875	$(164,368)
172	Long	U.S. Treasury Ultra Long Bond, Mar-14	23,435,000	(364,156)
64	Long	U.S. Treasury 10 yr. Note, Mar-14	7,875,000	(150,481)
19	Long	U.S. Treasury Long Bond, Mar-14	2,437,938	(41,860)
10	Long	U.S. Treasury 5 yr. Note, Mar-14	1,193,125	(15,703)
		Total Unrealized Depreciation		$(736,568)

Interest Rate Swap Agreements Open at December 31, 2013:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	$25,460	3 Month LIBOR	Receive	2.04%	02/13/23	$1,739,558
Deutsche Bank	11,000	3 Month LIBOR	Receive	2.80	05/01/43	2,252,660
Goldman Sachs	18,230	3 Month LIBOR	Receive	2.09	02/15/23	1,167,923
Goldman Sachs	10,880	3 Month LIBOR	Receive	2.90	05/13/43	2,036,321
Morgan Stanley & Co., LLC*	102,287	3 Month LIBOR	Receive	0.48	08/01/15	(304,485)
Morgan Stanley & Co., LLC*	37,390	3 Month LIBOR	Receive	2.75	11/20/23	985,298
Royal Bank of Canada	10,180	3 Month LIBOR	Receive	2.06	02/06/23	672,557
		Net Unrealized Appreciation				$8,549,832

  LIBOR  London Interbank Offered Rate.

  *  Centrally cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements

Statement of Assets and Liabilities December 31, 2013

Assets:
Investments in securities, at value (cost $754,136,892)	$771,331,289
Investment in affiliate, at value (cost $34,909,899)	34,909,899
Total investments in securities, at value (cost $789,046,791)	806,241,188
Unrealized appreciation on open swap agreements	7,869,019
Receivable from Distributor	717,022
Due from broker	264,000
Receivable for:
Investments sold	126,143,067
Interest and paydown	3,728,007
Variation margin on open swap agreements	228,744
Shares of beneficial interest sold	127,186
Interest and dividends from affiliates	20,509
Prepaid expenses and other assets	49,327
Total Assets	945,388,069
Liabilities:
Due to broker	7,218,000
Payable for:
Investments purchased	204,624,870
Shares of beneficial interest redeemed	2,127,162
Transfer agent fee	371,582
Distribution fee	390,024
Advisory fee	283,985
Variation margin on open futures contracts	160,590
Dividends to shareholders	73,582
Administration fee	51,727
Accrued expenses and other payables	230,204
Total Liabilities	215,531,726
Net Assets	$729,856,343
Composition of Net Assets:
Paid-in-capital	$886,307,560
Net unrealized appreciation	25,007,661
Accumulated undistributed net investment income	1,359,905
Accumulated net realized loss	(182,818,783)
Net Assets	$729,856,343
Class A Shares:
Net Assets	$68,635,111
Shares Outstanding (unlimited shares authorized, $0.01 par value)	7,957,200
Net Asset Value Per Share	$8.63
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$9.01
Class B Shares:
Net Assets	$551,744,211
Shares Outstanding (unlimited shares authorized, $0.01 par value)	63,986,063
Net Asset Value Per Share	$8.62
Class L Shares@@:
Net Assets	$17,919,518
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,061,262
Net Asset Value Per Share	$8.69
Class I Shares:
Net Assets	$91,557,503
Shares Outstanding (unlimited shares authorized, $0.01 par value)	10,610,451
Net Asset Value Per Share	$8.63

@@  Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements continued

Statement of Operations For the year ended December 31, 2013

Net Investment Income: Income
Interest	$22,173,426
Interest and dividends from affiliates (Note 6)	32,348
Total Income	22,205,774
Expenses
Advisory fee (Note 4)	3,517,358
Distribution fee (Class A shares) (Note 5)	174,496
Distribution fee (Class B shares) (Note 5)	1,449,490
Distribution fee (Class L shares) (Note 5)@@	125,043
Administration fee (Note 4)	669,973
Transfer agent fees and expenses	542,201
Transfer agent fees and expenses (Class A shares)	2,524
Transfer agent fees and expenses (Class B shares)	31,885
Transfer agent fees and expenses (Class L shares)@@	942
Transfer agent fees and expenses (Class I shares)	6,278
Custodian fees	188,737
Sub Transfer agent fees and expenses (Class A Share)	7,238
Sub transfer agent fees and expenses (Class B shares)	129,547
Sub transfer agent fees and expenses (Class L shares)@@	4,965
Sub transfer agent fees and expenses (Class I shares)	14,066
Shareholder reports and notices	154,698
Professional fees	114,559
Registration fees	46,917
Trustees' fees and expenses	30,882
Other	96,458
Total Expenses	7,308,257
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(66,968)
Less: reimbursement of class specific expenses (Class B shares) (Note 4)	(53,026)
Net Expenses	7,188,263
Net Investment Income	15,017,511
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(2,456,915)
Investments in affiliates (Note 6)	(12,540)
Futures contracts	(2,898,728)
Swap agreements	1,333,790
Foreign currency translation	(1,836)
Net Realized Loss	(4,036,229)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(37,883,488)
Futures contracts	(1,202,191)
Swap agreements	9,169,032
Net Change in Unrealized Appreciation (Depreciation)	(29,916,647)
Net Loss	(33,952,876)
Net Decrease	$(18,935,365)

@@  Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
Increase (Decrease) in Net Assets: Operations:
Net investment income	$15,017,511	$16,520,783
Net realized gain (loss)	(4,036,229)	11,066,166
Net change in unrealized appreciation (depreciation)	(29,916,647)	11,260,111
Net Increase (Decrease)	(18,935,365)	38,847,060
Dividends to Shareholders from Net Investment Income:
Class A shares	(1,682,877)	(2,019,478)
Class B shares	(15,565,498)	(19,473,254)
Class L shares@@	(477,368)	(557,458)
Class I shares	(2,705,996)	(3,410,382)
Total Dividends	(20,431,739)	(25,460,572)
Net decrease from transactions in shares of beneficial interest	(171,630,163)	(108,473,533)
Net Decrease	(210,997,267)	(95,087,045)
Net Assets:
Beginning of period	940,853,610	1,035,940,655
End of Period (Including accumulated undistributed net investment income of $1,359,905 and $929,540, respectively)	$729,856,343	$940,853,610

@@  Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013

1. Organization and Accounting Policies

Morgan Stanley U.S. Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 29, 1983 and commenced operations on June 29, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months and six years, respectively. Class L shares and Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class L shares incur distribution expenses.

On February 25, 2013, Class C shares were renamed Class L shares.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss), and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent fees and Sub Transfer Agent fees.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

E. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2013.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$6,452,812	$—	$6,452,812
Agency Bond — Banking (FDIC Guaranteed)	—	2,112,094	—	2,112,094
Agency Bonds — Consumer Discretionary (U.S. Government Guaranteed)	—	11,846,858	—	11,846,858
Agency Bond — Sovereign (U.S. Government Guaranteed)	—	9,319,206	—	9,319,206
Agency Fixed Rate Mortgages	—	253,280,462	—	253,280,462
Asset-Backed Securities	—	33,708,821	—	33,708,821
Collateralized Mortgage Obligations — Agency Collateral Series	—	107,508,566	—	107,508,566
Commercial Mortgage-Backed Securities	—	44,080,864	—	44,080,864
Mortgages — Other	—	2,197,203	—	2,197,203
Municipal Bonds	—	52,927,024	—	52,927,024
Sovereign	—	47,507,259	—	47,507,259
U.S. Agency Securities	—	30,647,284	—	30,647,284
U.S. Treasury Securities	—	115,250,075	—	115,250,075
Total Fixed Income Securities	—	716,838,528	—	716,838,528

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Short-Term Investments
U.S. Treasury Securities	$—	$54,492,761	$—	$54,492,761
Investment Company	34,909,899	—	—	34,909,899
Total Short-Term Investments	34,909,899	54,492,761	—	89,402,660
Interest Rate Swap Agreements	—	8,854,317	—	8,854,317
Total Assets	34,909,899	780,185,606	—	815,095,505
Liabilities:
Futures Contracts	(736,568)	—	—	(736,568)
Interest Rate Swap Agreements	—	(304,485)	—	(304,485)
Total Liabilities	(736,568)	(304,485)	—	(1,041,053)
Total	$34,173,331	$779,881,121	$—	$814,054,452

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2013, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Swaps The Fund may enter into over-the-counter ("OTC") swap contracts or centrally cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Centrally cleared swap transactions may help reduce counterparty credit risk. In a centrally cleared swap, the Fund's ultimate counterparty is a clearing house rather than a bank, dealer or other financial

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and centrally cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2013.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$—		Variation margin on open futures contracts	$(736,568	)†
Interest Rate Risk	Variation margin on open swap agreements	985,298	†	Variation margin on open swap agreements	(304,485	)†
Interest Rate Risk	Unrealized appreciation on open swap agreements	7,869,019		Unrealized depreciation on open swap agreements	—
		$8,854,317			$(1,041,053)

†  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$(2,898,728)	$1,333,790
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$(1,202,191)	$9,169,032

At December 31, 2013, the Fund's derivative assets and liabilities, are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES
DERIVATIVES (a)	ASSETS (b)	LIABILITIES (b)
Swap Agreements	$7,869,019	$—

(a)  Excludes exchange traded derivatives.

(b)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN 0)
Bank of America NA	$1,739,558	$—	$(1,718,000)	$21,558
Deutsche Bank AG	2,252,660	—	(1,940,000)	312,660
Goldman Sachs International	3,204,244	—	(3,020,000)	184,244
Royal Bank of Canada	672,557	—	(540,000)	132,557
Total	$7,869,019	$—	$(7,218,000)	$651,019

For the year ended December 31, 2013, the average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$151,000,166
Swap Agreements:
Average monthly notional amount	$165,292,333

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% to the portion of the daily net assets exceeding $12.5 billion. For the year ended December 31, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.41% of the Fund's daily net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Effective September 16, 2013, the Adviser and Administrator have agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class A, 0.86% for Class B and 0.65% for Class I. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, $53,026 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.75% (0.65% on amounts over $10 billion) of the

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

average daily net assets of Class B shares; and (iii) Class L — up to 0.50% of the average daily net assets of Class L shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expense at December 31, 2013.

The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waiver when it deems that such action is appropriate. For the year ended December 31, 2013, the distribution fee was accrued for Class B at an annual rate of 0.23%.

At December 31, 2013, included in the Statement of Assets and Liabilities, is a receivable from the Fund's Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is what is referred to as a "reimbursement plan", the Distributor reimburses to the Fund any 12b-1 fees collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of December 31, 2013.

The Trustees approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund's Class L shares from 0.75% to 0.50% of the average daily net assets of such Class, effective February 25, 2013.

In the case of Class A shares and Class L shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.50% of the average daily net assets of Class A shares or Class L shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended December 31, 2013, the distribution fee was accrued for Class A shares and Class L shares at the annual rate of 0.25% and 0.54%, respectively.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

The Distributor has informed the Fund that for the year ended December 31, 2013, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class L shares of $205,757 and $35, respectively, and received $12,972 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2013, aggregated $2,167,148,974 and $2,325,147,518, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $2,096,764,125 and $2,295,252,749, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by $66,968 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

VALUE DECEMBER 31, 2012	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2013
$49,862,648	$335,878,486	$350,831,235	$21,507	$34,909,899

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor for the year ended December 31, 2013:

VALUE DECEMBER 31, 2012	PURCHASES AT COST**	SALES**	REALIZED LOSS**	INTEREST INCOME**	VALUE DECEMBER 31, 2013
$—	$3,121,483	$1,779,557	$(12,540)	$10,841	$2,431,657	*

*  Citigroup, Inc., and its affiliated broker-dealers ceased to be affiliates of the Fund pursuant to Section 17 of the Act as of July 1, 2013.

**  Data represents transactions through June 30, 2013.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Administrator and Distributor, was the Fund's transfer agent. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2013, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $9,662. At December 31, 2013, the Fund had an accrued pension liability of $93,207, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2013		FOR THE YEAR ENDED DECEMBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,711,885	$14,955,350	1,080,316	$9,712,688
Reinvestment of dividends	187,858	1,652,383	219,953	1,981,449
Redeemed	(2,554,648)	(22,403,707)	(2,432,174)	(21,902,601)
Net decrease — Class A	(654,905)	(5,795,974)	(1,131,905)	(10,208,464)
CLASS B SHARES
Sold	229,392	2,057,721	2,024,866	18,242,061
Reinvestment of dividends	1,675,051	14,728,019	2,038,486	18,370,080
Redeemed	(17,834,843)	(156,502,666)	(13,055,013)	(117,595,722)
Net decrease — Class B	(15,930,400)	(139,716,926)	(8,991,661)	(80,983,581)
CLASS L SHARES@@
Sold	99,314	888,025	241,128	2,187,806
Reinvestment of dividends	52,608	466,612	60,078	545,641
Redeemed	(1,038,720)	(9,167,696)	(519,622)	(4,716,427)
Net decrease — Class L	(886,798)	(7,813,059)	(218,416)	(1,982,980)
CLASS I SHARES
Sold	189,725	1,663,108	238,639	2,151,199
Reinvestment of dividends	287,383	2,528,873	350,142	3,157,221
Redeemed	(2,552,915)	(22,496,185)	(2,286,549)	(20,606,928)
Net decrease — Class I	(2,075,807)	(18,304,204)	(1,697,768)	(15,298,508)
Net decrease in Fund	(19,547,910)	$(171,630,163)	(12,039,750)	$(108,473,533)

@@  Effective February 25, 2013, Class C shares were renamed Class L shares.

Effective February 25, 2013, the Trustees approved the suspension of the continuous offering of Class B shares to new and existing shareholders.

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 DISTRIBUTIONS PAID FROM:		2012 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$20,431,739	—	$25,460,572	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily attributable to losses on paydowns, tax adjustments on swaps and debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at December 31, 2013:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$5,844,593	$20,997,184	($26,841,777)

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

At December 31, 2013, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$1,477,299	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is $789,739,082. The aggregate gross unrealized appreciation is $27,280,549 and the aggregate gross unrealized depreciation is $10,778,443 resulting in net unrealized appreciation of $16,502,106.

At December 31, 2013, the Fund had available for Federal income tax purposes unused short term capital losses of $6,595,087 and long term capital losses of $9,067,158 that do not have an expiration date.

In addition, at December 31, 2013, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$19,174,691	December 31, 2014
1,846,147	December 31, 2015
126,653,201	December 31, 2016
19,682,287	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2013, capital loss carryforwards of $26,841,777 expired for Federal income tax purposes.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2013 continued

10. Accounting Pronouncement

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Morgan Stanley U.S. Government Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2013		2012		2011		2010^		2009^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.03		$8.91		$8.57		$8.41		$8.53
Income (loss) from investment operations:
Net investment income	0.15		0.13		0.21		0.21		0.21
Net realized and unrealized gain (loss)	(0.34)		0.21		0.43		0.21		(0.08)
Total income (loss) from investment operations	(0.19)		0.34		0.64		0.42		0.13
Less dividends from net investment income	(0.21)		(0.22)		(0.30)		(0.26)		(0.25)
Net asset value, end of period	$8.63		$9.03		$8.91		$8.57		$8.41
Total Return(1)	(2.10)%		3.86%		7.54%		5.03%		1.42%
Ratios to Average Net Assets:
Net expenses	0.89	%(2)	0.90	%(2)(3)	0.91	%(2)(3)	0.88	%(2)(3)	0.91	%(2)(3)
Net investment income	1.76	%(2)	1.64	%(2)(3)	2.45	%(2)(3)	2.49	%(2)(3)	2.63	%(2)(3)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(4)	0.00	%(4)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$68,635		$77,789		$86,792		$103,103		$132,472
Portfolio turnover rate	264%		257%		161%		228%		375%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2013		2012		2011		2010^		2009^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.03		$8.91		$8.57		$8.41		$8.54
Income (loss) from investment operations:
Net investment income	0.16		0.14		0.21		0.21		0.21
Net realized and unrealized gain (loss)	(0.36)		0.21		0.43		0.21		(0.09)
Total income (loss) from investment operations	(0.20)		0.35		0.64		0.42		0.12
Less dividends from net investment income	(0.21)		(0.23)		(0.30)		(0.26)		(0.25)
Net asset value, end of period	$8.62		$9.03		$8.91		$8.57		$8.41
Total Return(1)	(2.20)%		3.96%		7.55%		5.05%		1.43%
Ratios to Average Net Assets:
Net expenses	0.88	%(2)(3)	0.89	%(2)(4)(5)	0.90	%(2)(4)(5)	0.87	%(2)(4)(5)	0.90	%(2)(4)(5)
Net investment income	1.78	%(2)(3)	1.65	%(2)(4)(5)	2.46	%(2)(4)(5)	2.50	%(2)(4)(5)	2.64	%(2)(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(6)	0.00	%(6)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$551,744		$721,596		$792,405		$881,596		$1,012,509
Portfolio turnover rate	264%		257%		161%		228%		375%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (3)  If the Fund had borne all of its expenses that were waived by the Adviser, Administrator and Distributor the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2013	1.42%	1.24%

  (4)  If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2012	0.97%	1.57%
December 31, 2011	0.94	2.42
December 31, 2010	0.92	2.45
December 31, 2009	0.94	2.60

  (5)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2013		2012		2011		2010^		2009^
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.10		$8.98		$8.64		$8.48		$8.61
Income (loss) from investment operations:
Net investment income	0.13		0.09		0.16		0.17		0.17
Net realized and unrealized gain (loss)	(0.36)		0.21		0.43		0.21		(0.09)
Total income (loss) from investment operations	(0.23)		0.30		0.59		0.38		0.08
Less dividends from net investment income	(0.18)		(0.18)		(0.25)		(0.22)		(0.21)
Net asset value, end of period	$8.69		$9.10		$8.98		$8.64		$8.48
Total Return(1)	(2.50)%		3.39%		6.98%		4.50%		0.93%
Ratios to Average Net Assets:
Net expenses	1.20	%(2)	1.40	%(2)(3)	1.41	%(2)(3)	1.38	%(2)(3)	1.41	%(2)(3)
Net investment income	1.45	%(2)	1.14	%(2)(3)	1.95	%(2)(3)	1.99	%(2)(3)	2.13	%(2)(3)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(4)	0.00	%(4)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$17,920		$26,838		$28,448		$32,913		$37,048
Portfolio turnover rate	264%		257%		161%		228%		375%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period. Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to 1.0% contingent deferred sales charge. The contingent deferred sales charge in Class L shares was eliminated effective February 25, 2013.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2013		2012		2011		2010^		2009^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.04		$8.92		$8.58		$8.42		$8.54
Income (loss) from investment operations:
Net investment income	0.18		0.16		0.23		0.23		0.23
Net realized and unrealized gain (loss)	(0.36)		0.21		0.43		0.21		(0.08)
Total income (loss) from investment operations	(0.18)		0.37		0.66		0.44		0.15
Less dividends from net investment income	(0.23)		(0.25)		(0.32)		(0.28)		(0.27)
Net asset value, end of period	$8.63		$9.04		$8.92		$8.58		$8.42
Total Return(1)	(1.98)%		4.21%		7.80%		5.30%		1.67%
Ratios to Average Net Assets:
Net expenses	0.65	%(2)	0.65	%(2)(3)	0.66	%(2)(3)	0.63	%(2)(3)	0.66	%(2)(3)
Net investment income	2.00	%(2)	1.89	%(2)(3)	2.70	%(2)(3)	2.74	%(2)(3)	2.88	%(2)(3)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(4)	0.00	%(4)	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$91,558		$114,630		$128,294		$151,694		$177,120
Portfolio turnover rate	264%		257%		161%		228%		375%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Calculated based on the net asset value as of the last business day of the period.

  (2)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley U.S. Government Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley U.S. Government Securities Trust (the "Fund"), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley U.S. Government Securities Trust at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

Morgan Stanley U.S. Government Securities Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley U.S. Government Securities Trust

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley U.S. Government Securities Trust

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley U.S. Government Securities Trust

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley U.S. Government Securities Trust

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JPMorgan Fund Complex.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and The Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2013

	Registrant			Covered Entities(1)
Audit Fees		$45,534		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,765	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$3,765		$7,873,493

Total		$49,299		$7,873,493

2012

	Registrant			Covered Entities(1)
Audit Fees		$48,555		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$4,749	(3)	$3,789,467	(4)
All Other Fees	$			$723,998	(5)
Total Non-Audit Fees		$4,749		$4,513,465

Total		$53,304		$4,513,465

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley U.S. Government Securities Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H, Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2014